Transamerica Premier Life Insurance Company 4333 Edgewood Rd NE Cedar Rapids, Iowa 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BB

File No. 811-04734, CIK 0000796535

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Pacer Choice Variable Annuity Separate Account VA-BB, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384) filed its Semi Annual Report with the Commission via EDGAR.

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Premier Life Insurance Company